SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: November 1, 2016

DALA PETROLEUM CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-10171	80-0000245
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4685 S. Highland Drive, Suite 202, Salt Lake City, Utah 84117

(Address of Principal Executive Offices, Including Zip Code)

(801) 278-9424

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 1, 2016, Mr. Thomas Howells announced to the Board of Directors his intention to resign from all positions with the Company, including those of Company subsidiaries.  His decision to resign is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.  Mr. Howells’ letter of resignation is included herewith as Exhibit 17.1

On November 1, 2016, the Board of Directors appointed Mr. Mark Perman as President, Chief Executive Officer, and Chief Financial Officer of the Company.  Mr. Perman will also retain his position on the Board.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Exhibits

17.1

Letter of Resignation of Thomas Howells, dated November 1, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DALA PETROLEUM CORP.

Date: November 7, 2016	By:	/s/ Mark Perman
Mark Perman
President, Chief Executive Officer, Chief Financial Officer